SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

PRESCIENT APPLIED INTELLIGENCE, INC.

f/k/a The viaLink Company
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-21729 (Commission File Number)	73-1247666 (IRS Employer Identification Number)

1247 Ward Avenue, Suite 200
West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 719-1600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
Press Release

Item 7.01 Regulation FD Disclosure.

     On February 8, 2005, Prescient Applied Intelligence, Inc. announced that Daniel Rumsey had been elected by the Board of Directors to serve as Chairman of the Board. A copy of the February 8 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release issued by Prescient Applied Intelligence, Inc., dated February 8, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESCIENT APPLIED INTELLIGENCE, INC.
Date: February 8, 2005	By:	/s/ Stan Szczygiel
Vice President and
Chief Financial Officer

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